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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                 FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earlest event reported)              February 20, 1998
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                     ADVANCED MATERIALS GROUP, INC.
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          (Exact name of registrant as specified in its charter)


          Nevada                      0-16401                  33-0215295
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)           Identification No.)


20211 S. Susana Road, Rancho Dominguez, CA                       90221
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, includng area code: (310) 537-5444


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          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.     OTHER MATTERS

      Pursuant to the terms of a stipulation of settlement dated July 26, 1995, in a class action suit in United States District Court, Southern District of California, captioned IN RE WILSHIRE TECHNOLOGIES SECURITIES LITIGATION, Michael W. Crow agreed to transfer 800,000 of the shares of the Registrant's common stock which he then owned to the various plaintiffs in the class action, who were shareholders of Wilshire Technologies, Inc. The Registrant agreed in the stipulation to send appropriate instructions to its transfer agent, when requested to do so by plaintiff's counsel, to effect the transfer. The Registrant has now been instructed to deliver such instructions, and to cause the shares to be issued without a restricitve legend.


                                 SIGNATURES

       Pursuant to the requirements of the Securities Exhange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 1998                 ADVANCED MATERIALS GROUP, INC.


                                         By:/s/ Steve F. Scott
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                                         President and Chief Executive Officer